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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                    May 5, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   1-15587                 84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



          1300 Marsh Landing Parkway, Suite 106, Jacksonville, FL 32250
          -------------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (904) 543-1001
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 5, 2000, e-MedSoft.com (the "Company") acquired Illumea Corporation ("Illumea"), which develops and markets Internet-based image sharing and management solutions for the medical and life sciences industries, through a merger with a newly formed, wholly owned subsidiary of the Company. In consideration for this acquisition, the Company issued 1,299,185 shares of the Company's Common Stock valued at $15,000,000. The Agreement and Plan of Merger and Reorganization (the "Agreement") also provides that additional shares of Common Stock may be issued in the future under certain earn-out provisions.

     Illumea develops and markets Internet-based image sharing and management solutions in the medical and life sciences industries. Illumea's proprietary, patent-pending image transmission technology allows physicians and researchers to view, manipulate, archive and analyze tissue data both remotely and locally through a scalable and flexible Web-based platform. Illumea's solutions are intended to improve patient outcomes and efficiency for providers, payers and research organizations.

     Founded at the University of Southern California School of Medicine, Illumea's solutions have been installed at Memorial Sloan Kettering Cancer Center; University of Maryland, Genetics and Lab Medicine; and other leading academic and commercial institutions in both the United States and in Asia.

     Illumea's products will be marketed both as stand-alone solutions, as part of e-MedSoft.com's Multi-Media Division's medical network solutions, and in conjunction with e-MedSoft.com's broad ASP structure.

     According to Illumea's unaudited preliminary financials, during 1999, Illumea had sales of approximately $125,000 and a net loss of approximately $1,800,000, and at December 31, 1999, Illumea had approximately $1,074,000 in assets and $707,000 in liabilities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION                       LOCATION

 10.10     Agreement and Plan of Merger      Filed herewith electronically
           and Reorganization dated
           April 18, 2000, among
           e-MedSoft.com, Illumea
           Acquisition Corporation and
           Illumea Corporation






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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   e-MedSoft.com



Dated: May 23, 2000               By:/s/ Margaret A.  Harris
                                     Margaret A. Harris, Chief Financial
                                     Officer














































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